YOUR INVESTMENT DEALER IS:





FOR MORE  DETAILED  INFORMATION,  SEE THE  STATEMENT OF  ADDITIONAL  INFORMATION
(SAI), which is incorporated by reference into this prospectus.

FOR FREE COPIES OF SAIS, ANNUAL OR SEMI-ANNUAL REPORTS OR OTHER INQUIRIES...

o Call Van Eck at 1-800-826-1115, or visit the Van Eck website at www.vaneck.com.

o    Go to the Public Reference Room of the Securities and Exchange Commission.

o Call the SEC at 1-202-942-8090, or write to them at the Public Reference Room, Washington, D.C. 20549-6009, and ask them to send you a copy. There is a duplicating fee for this service.

o Download documents from the SEC's website at www.sec.gov. You may also make an electronic request of the SEC for documents at the following e-mail address: publicinfo@sec.gov.

o The Fund's annual report includes a discussion of market conditions and investment strategies that significantly affected the Fund's performances last year.


[LOGO]
Transfer Agent: DST Systems, Inc.
P.O. Box 218407
Kansas City, Missouri 64121-8407
1-800-544-4653

                                              SEC REGISTRATION NUMBER: 811-04297




                                     VAN ECK GLOBAL


                                         PROSPECTUS

                                     April 15, 2001



                    VAN ECK GLOBAL HARD ASSETS FUND



These securities have not been approved or disapproved either by the Securities and Exchange Commission (SEC) or by any State Securities Commission. Neither the SEC nor any State Commission has endorsed the accuracy or adequacy of this prospectus. Any claim to the contrary is against the law.





                                                   GLOBAL INVESTMENTS SINCE 1955

TABLE OF CONTENTS



 I. GLOBAL HARD ASSETS FUND                                               2

INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

 II. ADDITIONAL INVESTMENT STRATEGIES                                     6

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.


 III. SHAREHOLDERINFORMATION                                             14

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE; HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES; AND MANAGEMENT OF THE FUND.

 IV.  FINANCIAL HIGHLIGHTS                                               26

TABLES THAT SHOW PER SHARE EARNINGS, EXPENSES, AND PERFORMANCE OF THE FUND.

I. GLOBAL HARD ASSETS FUND
===============================================================================
INCLUDES A PROFILE OF THE FUND; ITS INVESTMENT STYLE AND PRINCIPAL RISKS; HISTORIC PERFORMANCE; PERFORMANCE MEASURED AGAINST A RELEVANT BENCHMARK; HIGHEST AND LOWEST PERFORMING QUARTERS; AND EXPENSES.

OBJECTIVE

The Global Hard Assets Fund seeks long-term capital appreciation by investing primarily in Ohard asset securities.O Income is a secondary consideration.

PRINCIPAL STRATEGIES

Under normal conditions, the Fund will invest at least 65% of total assets in "hard asset securities." The Fund will invest at least 5% of assets in each of the four "hard asset" sectors listed below.

"Hard asset securities" are the stocks, bonds, and other securities of companies that derive at least 50% of gross revenue or profit from exploration, development, production or distribution of:

o Commodities
o Natural resources
o Precious metals
o Real estate

Under normal circumstances, the Fund will invest in at least three countries including the United States. However, there is no limit on the amount the Fund may invest in any one country, developed or underdeveloped.

Global Hard Assets Fund, using a value strategy, invests in a number of securities, and utilizes a number of techniques, that are covered in detail in Chapter II "Additional Investment Strategies." These include "Derivatives,O which are discussed in Chapter II. The Fund may invest up to 5% of assets in 1) premiums for options on equity securities and equity indexes, and in 2) warrants, including options and warrants traded in over-the-counter markets.

The Fund may invest in common stocks; preferred stocks (either convertible or non-convertible); rights; warrants; direct equity interests in trusts; partnerships; convertible debt instruments; and special classes of shares that are restricted to nationals or residents of a given country. The Fund seeks to purchase securities with a high value relative to their share price. Direct investments are generally considered illiquid and will be lumped together with other illiquid investments; this total will be subject to the Fund's limits on illiquid investing. The Fund may



2 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                I. THE FUND / GLOBAL HARD ASSETS
===============================================================================

invest up to 10% of its assets in precious metals, either bullion or coins. The Fund may invest up to 10% of assets in asset-backed securities such as collateralized mortgage obligations ("CMOs") and other mortgage and non-mortgage asset-backed securities. Asset-backed securities backed by hard assets are excluded from this 10% limitation. The Fund uses derivatives to gain exposure to hard asset securities and to hedge exposure to hard asset securities.

The Fund may invest up to 35% of assets in debt securities not linked to hard assets. These securities include those either rated in the higher grades, or believed (by its Adviser) to be equivalent to higher-rated securities, for example, A or better by Standard & Poor's (S&P). The Fund has a flexible investment strategy regarding its investments in debt instruments seeking to take advantage of the yield curve.

The Fund's investments in short-term instruments will consist primarily of securities rated in the highest category, or, if unrated, in comparable quality instruments or instruments insured by the U.S or foreign governments, their agencies and instrumentalities. The Fund seeks high-credit quality debt securities with maturities of 10 years or less and a portfolio of 3 to 4 years. The Fund may borrow up to 30% of its assets to buy more securities.

PRINCIPAL RISKS

An investment in the Fund may involve greater risk than an investment in other funds. Hard asset prices may move independently of the trends of industrial companies. The energy and basic materials sectors are volatile. Inflation can drive down stock prices, and stock prices can influence hard assets; so inflation may also make hard asset security prices go down. An investment in the Fund should be considered part of an overall investing program, not a complete investment in itself. An investment in the Fund may lose money. The Fund is subject to real estate risk, non-diversification risk, precious metals risk, foreign securities risk, emerging market risk, junk bond risk, CMO risk, leverage risk, interest rate risk and credit risk. (See Chapter II.)


                                         VAN ECK GLOBAL HARD ASSETS PROSPECTUS 3

GLOBAL HARD ASSETS FUND PERFORMANCE
===============================================================================

This chart shows the historical annual total return of a share of Global Hard Assets Fund (before sales charges) since Fund inception on 11/2/94. This information provides an indication of the risks of investing in the Fund by showing the fluctuation in Fund returns year over year. Sales loads or account fees are not reflected; if these amounts were reflected, returns would be less than those shown. This chart describes past performance only, and should not be understood as a prediction for future results.

During the period covered, the Fund's highest performing quarter (ended 9/30/97) was 19.14%. The lowest performing quarter (ended 9/30/98) was -19.77%.


This chart compares the Fund's performance with a broad measure of market performance. Fund performance is shown with sales charges subtracted. Past performance does not guarantee or predict future results.



  GLOBAL HARD ASSETS FUND
  CLASS A SHARES ANNUAL TOTAL RETURNS (%)
  As of December 31,

[REPRESENTATION OF BAR CHART IN PRINTED PIECE]

        95          96            97           98           99          00
     ------------------------------------------------------------------------

      20.08       45.61         14.29         -32.25        16.64      8.91


  GLOBAL HARD ASSETS FUND

  1-YEAR, 5-YEAR AND LIFE-OF-FUND ANNUALIZED PERFORMANCE PLUS A
  COMPARISON TO THE S&P 500 INDEX AND THE IBBOTSON HARD ASSETS
  INDEX*
  As of December 31, 2000


                          1 YEAR                 5 YEAR         LIFE-OF-FUND+
-------------------------------------------------------------------------------
  Class A Shares             2.67%                 6.19%            7.95%
  Class B Shares             3.17%                  N/A             3.51%
  Class C Shares             7.06%                 6.87%            8.63%
  S&P 500 Index             -9.11%                18.33%           20.27%
  Ibbotson Hard              1.86%                 3.27%            3.76%
    Assets Index


* The Standard & Poor's 500 Index consists of 500 widely held common stocks, covering four broad sectors (industry, utilities, financials and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the Index in proportion to its market value.

     The Ibbotson Hard Assets Index is 75% equities of global companies whose primary business is linked to hard assets, and 25% commodity futures. The equity component consists of equal weightings of the MSCI Gold Mines, Non-Ferrous Metals, Energy Sources, and Forest Products and Paper Indexes, and the National Association of Real Estate Investment Trusts Equity Index. The commodity component consists of equal weightings of the Goldman Sachs Energy, Precious Metals and Industrial Metals Indexes.

     The S&P 500 Index and the Ibbotson Hard Assets Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. The Indices' performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

+ Class A Shares: 11/2/94; Class B Shares: 4/24/96; Class C Shares: 11/2/94; Indices are calculated from life of Class A shares nearest month end (10/31/94).

4 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                I. THE FUND / GLOBAL HARD ASSETS

GLOBAL HARD ASSETS FUND EXPENSES
===============================================================================

This table shows certain fees and expenses you will incur as a Fund investor, either directly or indirectly.

  GLOBAL HARD ASSETS FUND
  SHAREHOLDER EXPENSES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                               CLASS A      CLASS B     CLASS C
  Maximum Sales Charge (imposed on purchases as
    a percentage of offering price)             5.75%        0.00%        0.00%

  Maximum Deferred Sales Charge (load)
    (as a percentage)                           0.00%        5.00%        1.00%

  ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)
  Management/Administration Fees                1.00%        1.00%        1.00%
  Distribution (12b-1) Fees                     0.50%        1.00%        1.00%
  Other Expenses                                1.02%        1.35%        1.82%
  TOTAL ANNUAL FUND OPERATING EXPENSES*         2.52%        3.35%        3.82%

* After Advisory fee waiver: Class A: 2.0%, Class B: 2.75%, Class C: 2.75%. These fee waivers are not contractual and may be discontinued at the discretion of the Adviser.

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your account cost may be higher or lower, based upon these assumptions your cost would be as shown.



  EXPENSE EXAMPLE
  WHAT A $10,000 INVESTMENT WOULD ACTUALLY COST


                                1 YEAR       3 YEARS      5 YEARS      10 YEARS

-------------------------------------------------------------------------------

  Class A                        $815         $1,314       $1,838       $3,266
  Class B                        $838         $1,430       $1,945       $3,468*
  Class C                        $484         $1,166       $1,967       $3,764*
  YOU WOULD PAY THE FOLLOWING EXPENSES IF YOU DID NOT REDEEM YOUR SHARES
  Class A                        $815         $1,314       $1,838       $3,266
  Class B                        $338         $1,030       $1,745       $3,463*
  Class C                        $384         $1,166       $1,967       $3,764*


* Class B and Class C shares automatically convert to Class A shares after year eight.


                                         VAN ECK GLOBAL HARD ASSETS PROSPECTUS 5

II. ADDITIONAL INVESTMENT STRATEGIES
===============================================================================

OTHER INVESTMENTS, INVESTMENT POLICIES, INVESTMENT TECHNIQUES AND RISKS.

MARKET RISK

An investment in the Fund involves "market risk"--the risk that securities prices may go up or down.

OTHER INVESTMENT TECHNIQUES AND RISK

ASSET-BACKED SECURITIES

DEFINITION             Represent pools of consumer loans unrelated to mortgages.
RISK                   Principal and interest payments depend on payment of the
                       underlying loans, though issuers  may   support
                       creditworthiness via letters of credit or other instruments.


BORROWING; LEVERAGE RISK

DEFINITION             Borrowing to invest more is called "leverage."  The Fund
                       may borrow up to 30% of its net assets to buy more securities. The Fund must maintain assets equal to 300% of borrowings, and must sell securities to maintain that margin, even if the sale hurts the Fund's investment positions.

RISK                   Leverage  exaggerates the  effect  of rises or falls in
                       prices  of  securities bought  with   borrowed   money.
                       Borrowing also costs money, including fees and interest. The Fund expects to borrow only via negotiated loan agreements with commercial banks or other institutional lenders.



6 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                             II ADDITIONAL INVESTMENT STRATEGIES
===============================================================================

COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS)

DEFINITION             These securities are backed by a group of mortgages. CMOs
                       are fixed-income securities, rated by agencies like other fixed-income securities; the Fund invests in CMOs rated A or better by S&P and Moody's. CMOs "pass through" payments made by individual mortgage holders.

RISK Mortgage holders often refinance when interest rates fall; reinvestment of prepayments at lower rates can reduce the yield of the CMO. Issuers of CMOs may support interest and principal payments with insurance or guarantees. The Fund may buy uninsured or non-guaranteed CMOs equal in creditworthiness to insured or guaranteed CMOs.


DEBT SECURITIES; CREDIT AND INTEREST RATE RISK

DEFINITION             Debt securities are usually thought of as bonds, but debt
                       may be issued in other forms of debentures or obligations. When an issuer sells debt securities, it sells them for a certain price, and for a certain term.
                       Over the term of the security, the issuer promises to pay the buyer a certain rate of interest, then to repay the principal at maturity. Debt securities are also bought and sold in the "secondary market" -- that is, they are traded by people other than their original issuers.

RISK The market value of debt securities tends to go up when interest rates fall, and go down when the rates rise. Debt securities come in different qualities, as established by ratings agencies such as S&P or Moody's. Any debt security may default (fail to pay interest) or fail (fail to repay principal at maturity). Low-quality issues are considered more likely to default or fail than high-quality issues. Some debt securities are unrated. Their likely performance has to be evaluated by a Fund Adviser.


                                         VAN ECK GLOBAL HARD ASSETS PROSPECTUS 7

================================================================================

FUND POLICIES:
BASIC RISK MANAGEMENT
RULES

1. Global Hard Assets Fund will not invest more than 15% of net assets in securities which are not readily marketable.

2. Global Hard Assets Fund will not purchase more than 10% of any class of securities of a company, or more than 10% of a company's outstanding securities. The Fund may purchase more than 10% of any non-voting class of securities.


3. The Fund will not invest more than 10% of its total assets in other investment companies.

DEFENSIVE INVESTING

DEFINITION             A deliberate, temporary shift in portfolio strategy which
                       may be undertaken when markets start behaving in volatile or unusual ways. A Fund may, for temporary defensive purposes, invest a substantial part of its assets in bonds of the U.S. or foreign governments, certificates of deposit, bankers' acceptances, high grade commercial paper, and repurchase agreements. At such times, the Fund may have all of its assets invested in a single country or currency.

RISK "Opportunity cost"--i.e., when a Fund has invested defensively in low-risk, low-return securities, it may miss an opportunity for profit in its normal investing areas. The Fund may not achieve its investment objective during periods of defensive investing.


DERIVATIVES

DEFINITION             A derivative is a security that derives its current value
                       from the current value of another security. It can also derive its value from a commodity, a currency, or a securities index. The Fund use derivatives, either on its own, or in combination with other derivatives, to offset other investments with the aim of reducing risk -- that is called "hedging." The Fund also invests in derivatives for its investment value.

RISKS                  Derivatives  bear  special  risks by their  very  nature.
                       First, the Fund Advisers must correctly predict the price movements, during the life of a derivative, of the underlying asset in order to realize the desired results from the investment. Second, the price swings of an underlying security tend to be magnified in the price swing of its derivative. If the Fund invests in a derivative with "leverage"--by borrowing--an unanticipated price move might result in the Fund losing more than its original investment.

                       For a complete discussion of the kinds of derivatives the Fund uses, and of its risks, please see the SAI.


8 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                             II ADDITIONAL INVESTMENT STRATEGIES
================================================================================

DIRECT INVESTMENTS

DEFINITION             Investments made directly with  an enterprise  via  a
                       shareholder  or similar  agreements -- not via  publicly
                       traded  shares  or  interests. Direct  investments  may
                       involve high risk of substantial loss. Such positions may
                       be  hard to  sell  because they  are  not  listed  on an
                       exchange,   and   prices of such   positions   may  be
                       unpredictable.

RISK A direct investment price as stated for valuation may not be the price the Fund could actually get if it had to sell. Private issuers do not have to follow all the rules of public issuers. Tax rates on realized gains from selling private issue holdings may be higher than taxes on gains from listed securities. The Board of Trustees considers direct investments illiquid, and will aggregate direct investments with other illiquid investments under the illiquid investing limits of the Fund.

                       The Fund will not invest more than 15% of assets in direct investments.


EMERGING MARKETS SECURITIES

DEFINITION             Securities of companies which are primarily in developing
                       countries. (See "Foreign Securities," below, for basic information on foreign investing risks.)

RISK Investments in emerging markets securities are exposed to a number of risks that may make these investments volatile in price, or difficult to trade. Political risks may include unstable governments, nationalization, restrictions on foreign ownership, laws that prevent investors from getting their money out of a country, and legal systems that do not protect property rights as well as the laws of the U.S. Market risks may include economies that concentrate in only a few industries, securities issues that are held by only a few investors, limited trading capacity in local exchanges, and the possibility that markets or issues may be manipulated by foreign nationals who have inside information.

                                         VAN ECK GLOBAL HARD ASSETS PROSPECTUS 9

===============================================================================

FOREIGN SECURITIES

DEFINITION             Securities issued by foreign companies, traded in foreign
                       currencies, or issued by companies with most of their business interests in foreign countries.

RISK Foreign investing involves greater risks than investing in U.S. securities. These risks include: exchange rate fluctuations and exchange controls; less publicly available information; more volatile or less liquid securities markets; and the possibility of expropriation, confiscatory taxation, or political, economic or social instability. Foreign accounting can be different -- and less revealing--than American accounting practice. Foreign regulation of stock exchanges may be inadequate or irregular.

                       Some of these risks may be reduced when the Fund invests indirectly in foreign issues via American Depositary Receipts (ADRs), European Depositary Receipts (EDRs), American Depositary Shares (ADSs), Global Depositary Shares (GDSs), and others which are traded on larger, recognized exchanges and in stronger, more recognized currencies.

                       Russia: The Fund invests only in those Russian companies whose registrars have contracted to allow the Fund's Russian sub-custodian to inspect share registers and to obtain extracts of share registers through regular audits. These procedures may reduce the risk of loss, but there can be no assurance that they will be effective.


INDEXED COMMERCIAL PAPER

DEFINITION             The  Fund, for  hedging  purposes  only,  invests  in
                       commercial paper with the principal amount indexed to the difference, up or down, in value between two foreign currencies. The Fund segregates asset accounts with an equivalent amount of cash, U.S. government securities, or other highly liquid securities equal in value to this commercial paper.

RISK Principal may be lost, but the potential for gains in principal and interest may help the Fund cushion against the potential decline of the U.S. dollar value of foreign-denominated investments. At the same time, this commercial paper provides an attractive money market rate of return.



10 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                             II ADDITIONAL INVESTMENT STRATEGIES
================================================================================

LOANS OF PORTFOLIO SECURITIES

DEFINITION             The Fund may lend its securities, up to one-third of the
                       value of its portfolios, to broker-dealers.
                       Broker-dealers must collateralize (secure) these borrowings in full with cash, U.S. Government securities, or high-quality letters of credit.

RISK If a broker-dealer breaches its agreement either to pay for the loan, to pay for the securities, or to return the securities, the Fund may lose money.


LOW RATED DEBT SECURITIES; JUNK BONDS

DEFINITION             Debt securities, foreign and domestic, rated "below
                       investment grade" by ratings services.

RISK These securities are also called "junk bonds." In the market, they can behave somewhat like stocks, with prices that can swing widely in response to the health of their issuers and to changes in interest rates. They also bear the risk of untimely payment. By definition, they involve more risk of default than do higher-rated issues.


NON-DIVERSIFICATION RISK

DEFINITION             Under a definition provided by the Investment Company Act
                       of 1940, non-diversified funds may invest in fewer assets, or in larger proportions of the assets of single companies or industries.

RISK Greater concentration of investments in non-diversified funds may make those funds more volatile than diversified funds.


PARTLY PAID SECURITIES

DEFINITION             Securities paid for on an installment basis. A partly
                       paid security trades net of outstanding installment payments--the buyer "takes over payments," as it were.

RISK The buyer's rights are typically restricted until the security is fully paid. If the value of a partly-paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell.



                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 11

================================================================================

PRECIOUS METALS RISK

DEFINITION             Gold, silver, platinum and palladium in the form of
                       bullion and coins which have no numismatic (collectable) value. There is a well-established world market for precious metals.

RISK Precious metals prices can swing sharply in response to cyclical economic conditions, political events or the monetary policies of various countries. Under current U.S. tax law, the Fund may not receive more than 10% of its yearly income from selling precious metals or any other physical commodity. That law may require a Fund, for example, to hold precious metals when it would rather sell, or to sell other securities when it would rather hold them -- both may cause investment losses or lost opportunities for profit. The Fund also incurs storage costs for bullion and coins.


REAL ESTATE SECURITIES RISK

DEFINITION             The Fund may not invest in real estate directly, but may
                       invest up to 50% of assets in real estate investment trusts ("REITs") and other real estate industry companies or companies with substantial real estate investments.

RISK All general risks of real estate investing apply to REITs (for example, illiquidity and volatile prices), plus special risks of REITs in particular. See "Real Estate Securities" in the SAI.


REPURCHASE AGREEMENTS

DEFINITION             In a repurchase agreement, a Fund acquires a security for
                       a short time while agreeing to sell it back at a designated price and time. The agreement creates a fixed rate of return not subject to market fluctuations. The
                       Fund enters into these agreements generally with member banks of the Federal Reserve System or certain non-bank dealers; these counterparties collateralize the transaction.

RISK There is a risk of a counterparty defaulting on a "repo," but it is generally small.



12 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                             II ADDITIONAL INVESTMENT STRATEGIES
===============================================================================

SHORT SALES

DEFINITION             In a short sale, the Fund borrows an equity security from
                       a broker, then sells it. If the value of the security goes down, the Fund can buy it back and return it to the broker, making a profit.

RISK If the value of the security goes up, the Fund will have to buy it back at a loss to make good on the borrowing. The Fund is required to "cover" its short sales with collateral by depositing liquid high-quality securities in an account. (See the SAI for a complete definition of this account's liability.) This account cannot exceed 50% of the Fund's net assets.

                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 13

III. SHAREHOLDER INFORMATION
================================================================================

HOW TO BUY, SELL, EXCHANGE, OR TRANSFER SHARES; AUTOMATIC SERVICES; MINIMUM PURCHASE AND ACCOUNT SIZE, HOW TO CHOOSE A CLASS OF SHARES; YOUR PRICE PER SHARE; SALES CHARGES; HOUSEHOLDING; RETIREMENT PLANS; DIVIDENDS AND CAPITAL GAINS; TAXES AND MANAGEMENT OF THE FUND. (SEE THE SAI FOR ADDITIONAL INFORMATION).



1. HOW TO BUY, SELL, EXCHANGE OR TRANSFER SHARES


THROUGH A BROKER OR AGENT

We recommend that you use a broker or agent to buy, sell, exchange, or transfer shares for you. The applicable sales charge will be the same, whether you buy indirectly through a broker or agent or directly through the transfer agent. Contact your broker or agent for details.

THROUGH THE TRANSFER AGENT,
DST SYSTEMS, INC. (DST)

You may buy (purchase), sell (redeem), exchange, or transfer ownership of shares directly through DST by mail or telephone, as stated below.

The Fund's mailing address at DST is:
  Van Eck Global
  P.O. Box 218407
  Kansas City, MO 64121-8407

For overnight delivery:
  Van Eck Global
  210 W. 10th St., 8th Fl.
  Kansas City, MO 64105-1802

To telephone the Fund at DST,  call Van Eck's  Account  Assistance at
1-800-544-4653.

PURCHASE BY MAIL
To make an initial purchase, complete the Van Eck Account Application and mail it with your check made payable to Van Eck Funds. Subsequent purchases can be made by check with the remittance stub of your account statement. You cannot make a purchase by telephone. We cannot accept third party checks, checks drawn on a foreign bank, or checks not in U.S. Dollars. There are separate applications for Van Eck retirement accounts (see ORetirement PlansO for details). For further details, see the application or call Account Assistance.

TELEPHONE REDEMPTION -- PROCEEDS BY CHECK 1-800-345-8506
If your account has the optional Telephone Redemption Privilege, you can redeem up to $50,000 per day. The redemption check must be payable to the registered owner(s) at the address of record (which cannot have been changed within the past 30 days). You automatically get the Telephone Redemption Privilege (for eligible accounts) unless you specifically refuse it on your Account Application, on broker/agent settlement instructions, or by written notice to DST. All accounts are eligible for the privilege except those registered in street, nominee, or corporate name and custodial accounts held by a financial institution, including Van Eck sponsored retirement plans.

EXPEDITED REDEMPTION -- PROCEEDS BY WIRE
1-800-345-8506
If your account has the optional Expedited Redemption Privilege, you can redeem a minimum of $1,000 or more per day by telephone or written request with the proceeds wired to your designated bank account. This privilege must be established in advance by Application. For further details, see the Application or call Account Assistance.



14 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
===============================================================================
WRITTEN REDEMPTIONS

Your written redemption (sale) request must include:

o Fund and account number.

o Number of shares or dollar amount to be redeemed, or a request to sell "all shares."

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

o Special instructions, including bank wire information or special payee or address.

A signature guarantee for each account holder will be required if:

o The redemption is for $50,000 or more.

o The redemption amount is wired.

o The redemption amount is paid to someone other than the registered owner.

o The redemption amount is sent to an address other than the address of record.

o The address of record has been changed within the past 30 days.

Institutions eligible to provide signature guarantees include banks, brokerages, trust companies, and some credit unions.

CHECK WRITING
If your account has the optional Redemption by Check Privilege, you can write checks against your account for a minimum of $250 and a maximum of $5 million. This privilege is only available to U.S. Government Money Fund shareholders and must be established in advance by Application. For further details, see the Application or call Account Assistance.

TELEPHONE EXCHANGE 1-800-345-8506

If your account has the optional Telephone Exchange Privilege, you can exchange between Van Eck Funds and Van Eck/Chubb Funds of the same Class without any additional sales charge. (Shares originally purchased into the U.S. Government Money Fund, which paid no sales charge, may pay an initial sales charge the first time they are exchanged into another Class A fund.)

Exchanges of Class B and C shares are exempt from the redemption sales charge. All accounts are eligible except for those registered in street name and certain custodial retirement accounts held by a financial institution other than Van Eck. For further details regarding exchanges, please see the application, "Market Timing Limits" and "Unauthorized Telephone Requests" below, or call Account Assistance.

WRITTEN EXCHANGES
Written requests for exchange must include:

o The fund and account number to be exchanged out of.

o The fund to be exchanged into.

o Directions to exchange Oall sharesO or a specific number of shares or dollar amount.

o Signatures of all registered account holders, exactly as those names appear on the account registration, including any additional documents concerning authority and related matters in the case of estates, trusts, guardianships, custodianships, partnerships and corporations, as requested by DST.

For further details regarding exchanges, please see the applicable information in "Telephone Exchange".

TRANSFER OF OWNERSHIP
Requests must be in writing and provide the same information and legal documentation necessary to redeem and establish an account, including the social security or tax identification number of the new owner.



                                      VAN ECK GLOBAL HARD ASSETS PROSPECTUS  15

===============================================================================
LIMITS AND RESTRICTIONS
MARKET TIMING LIMITS

Van Eck has a policy of discouraging short-term trading, particularly by market-timers, and may limit or reject purchase orders and exchanges at its discretion. Shareholders are limited to six exchanges per calendar year. Currently, limits are being waived for exchanges out of International Investors Gold Fund and the U.S. Government Money Fund as long as Van Eck believes that shareholders will not be materially disadvantaged. Although not generally imposed, each Fund has the ability to redeem its shares Oin kindO by making payment in securities instead of dollars. For further details, contact Account Assistance.

UNAUTHORIZED TELEPHONE REQUESTS
Like most financial organizations, Van Eck, the Fund and DST may only be liable for losses resulting from unauthorized transactions if reasonable procedures designed to verify the caller's identity and authority to act on the account are not followed.

If you do not want to authorize the Telephone Exchange or Redemption privilege on your eligible account, you must refuse it on the Account Application, broker/agent settlement instructions, or by written notice to DST. Van Eck, the Fund, and DST reserve the right to reject a telephone redemption, exchange, or other request without prior notice either during or after the call. For further details, contact Account Assistance.


AUTOMATIC SERVICES
AUTOMATIC INVESTMENT PLAN

You may authorize DST to periodically withdraw a specified dollar amount from your bank account and buy shares in your Fund account. For further details and to request an Application, contact Account Assistance.

AUTOMATIC EXCHANGE PLAN
You may authorize DST to periodically exchange a specified dollar amount for your account from one Fund to another Fund. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

AUTOMATIC WITHDRAWAL PLAN
You may authorize DST to periodically withdraw (redeem) a specified dollar amount from your Fund account and mail a check to you for the proceeds. Your Fund account must be valued at $10,000 or more at the current offering price to establish the Plan. The Plan is available to Class A shares only. For further details and to request an Application, contact Account Assistance.

MINIMUM PURCHASE AND ACCOUNT SIZE
An initial purchase of $1,000 and subsequent purchases of $100 dollars or more are required for non-retirement accounts. There are no minimums for any retirement or pension plan account, for any account using the Automatic Investment Plan, or for any other periodic purchase program.

If the size of your account falls below 50 shares after the initial purchase, the Fund reserves the right to redeem your shares after 30 days notice to you. This does not apply to accounts exempt from purchase minimums as described above.

HOW FUND SHARES ARE PRICED
The Fund buys or sells its shares at its net asset value, or NAV, per share next determined after receipt of a purchase or redemption plus applicable sales charge. The Fund calculates NAV every day the New York Stock Exchange (NYSE) is open, as of the close of the NYSE, which is normally 4:00 p.m. Eastern Time. There are some exceptions, including these:

o You may enter a buy or sell order when the NYSE is closed for weekends or holidays. If that happens, your price will be the NAV calculated on the next available open day of the NYSE.



16 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
===============================================================================

o The Fund has certain securities which are listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. As a result, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem shares.

The Fund values its assets at fair market value, when price quotes are available. Otherwise, the Fund's Board of Trustees determines fair market value in good faith.

2. HOW TO CHOOSE A SHARE CLASS

The Fund offers Class A, B, or C Shares. Separate share classes allow you to choose the type of sales charge and 12b-1 fee schedule that is best for you. Please note that no money market fund is available for exchange with Class B and C Shares. Class B and C Shares automatically convert to Class A Shares eight years after each individual purchase. You, with your broker or agent, should review "Sales Charges," "Plan of Distribution (12b-1 Plan)," and the Fund's per share expenses in "Chapter I. The Funds" and "Chapter IV. Financial Highlights" in this prospectus before choosing a share class.

o CLASS A Initial sales charge at time of purchase.

o CLASS B Contingent Deferred Sales Charge (CDSC) at time of redemption. The CDSC decreases yearly until it becomes zero in the seventh year.

o CLASS C Contingent Deferred Redemption Charge (CDRC) of 1% is charged on all redemptions during the first 12 months after purchase.



                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 17

3. SALES CHARGES

 CLASS A SHARES SALES CHARGES



                                   SALES CHARGE AS A PERCENTAGE OF
 DOLLAR AMOUNT OF PURCHASE      OFFERING PRICE   NET AMOUNT INVESTED   PERCENTAGE TO BROKERS OR AGENTS*
 Less than $25,000                     5.75%         6.10%                       5.00%

 $25,000 to $50,000                    5.00%         5.30%                       4.25%

 $50,000 to $100,000                   4.50%         4.70%                       3.90%

 $100,000 to $250,000                  3.00%         3.10%                       2.60%

 $250,000 to $500,000                  2.50%         2.60%                       2.20%

 $500,000 to $1,000,000                2.00%         2.00%                       1.75%

 $1,000,000 and over                    None**



* Brokers or Agents who receive substantially all of the sales charge for shares they sell may be deemed to be statutory underwriters.

** For any single purchase of $1 Million or more of Class A shares, the Distributor may pay a finder's fee to eligible brokers and agents. For details, contact the Distributor.

 CLASS B SHARES SALES CHARGES


 SHAREHOLDERS TIME OF REDEMPTION    CONTINGENT DEFERRED SALES CHARGE (CSDC) +
 During Year One                  5.0% of the lesser of NAV or purchase price

 During Year Two                  4.0% of the lesser of NAV or purchase price

 During Year Three                4.0% of the lesser of NAV or purchase price

 During Year Four                 3.0% of the lesser of NAV or purchase price

 During Year Five                 2.0% of the lesser of NAV or purchase price

 During Year Six                  1.0% of the lesser of NAV or purchase price

 Thereafter                       None

Class B Broker/Agent Compensation: 4% of the amount purchased at time of investment.

+ Shares purchased before April 30, 1997 remain subject to the CDSC schedule in effect at the time of purchase. Shares will be redeemed in the following order (1)shares not subject to the CDSC (dividend reinvestment, etc.) (2) first in, first out.

18 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
===============================================================================
 CLASS C SHARES SALES CHARGES


SHAREHOLDERS TIME OF REDEMPTION  CONTINGENT DEFERRED REDEMPTION CHARGE (CDRC) +
During Year One                     1.0% of the lesser of NAV or purchase price

Thereafter                          None

Class C Broker/Agent Compensation: 1% (.75 of 1% distribution fee and .25 of 1% service fee) of the amount purchased at time of investment.

+ Shares will be redeemed in the following order (1) shares not subject to the CDRC (dividend reinvestment, etc.) (2) first in, first out.


                                       VAN ECK GLOBAL HARD ASSETS PROSPECTUS  19

REDUCED OR WAIVED SALES CHARGES
You may qualify for a reduced or waived sales charge as stated below, or under other appropriate circumstances. You (or your broker or agent) must notify DST or Van Eck at the time of each purchase or redemption whenever a reduced or waived sales charge is applicable. The term "purchase" refers to a single purchase by an individual (including spouse and children under age 21), corporation, partnership, trustee, or other fiduciary for a single trust, estate, or fiduciary account. The value of shares owned by an individual in Class A, B, and C of each of the Van Eck Funds and Van Eck/Chubb Funds (except for the U.S. Government Money Fund) may be combined for a reduced sales charge in Class A shares only.

FOR CLASS A SHARES
RIGHT OF ACCUMULATION
When you buy shares, the amount you purchase will be combined with the value, at current offering price, of any existing Fund shares you own. This total will determine the sales charge level you qualify for.

COMBINED PURCHASES
The combined amounts of your multiple purchases in the Funds on a single day determines the sales charge level you qualify for.

LETTER OF INTENT
If you plan to make purchases in the Funds within a 13 month period that total an amount equal to a reduced sales charge level, you can establish a Letter of Intent (LOI) for that amount. Under the LOI, your initial and subsequent purchases during that period receive the sales charge level applicable to that total amount. For escrow provisions and details, see the Application.

GROUP PURCHASES
If you are a member of a "qualified group," you may purchase shares of the Funds at the reduced sales charge applicable to the group as a whole. A qualified group (1) has more than 10 members, (2) has existed over six months, (3) has a purpose other than acquiring fund shares at a discount, (4) and has satisfied certain other criteria, including the use of the Automatic Investment Plan. For details, contact the Distributor.

PERSONS AFFILIATED WITH VAN ECK
Trustees, officers, and full-time employees (and their families) of the Fund, Adviser or Distributor may buy without a sales charge. Also, employees (and their spouses and children under age 21) of a brokerage firm or bank that has a selling agreement with Van Eck, and other affiliates and agents, may buy without a sales charge.

INVESTMENT ADVISERS, FINANCIAL PLANNERS AND BANK TRUST DEPARTMENTS
Investment advisers, financial planners and bank trust departments that meet certain requirements and are compensated by asset-based fees may buy without a sales charge on behalf of their clients.

FOREIGN FINANCIAL INSTITUTIONS
Certain foreign financial institutions that have agreements with Van Eck may buy shares with a reduced or waived sales charge for their omnibus accounts on behalf of foreign investors.

INSTITUTIONAL RETIREMENT PROGRAMS
Certain financial institutions who have agreements with Van Eck may buy shares without a sales charge for their omnibus accounts on behalf of investors in retirement plans and deferred compensation plans other than IRAs.

BUY-BACK PRIVILEGE
You have the one-time right to reinvest proceeds of a redemption from a Class A Fund into that Fund or another Class A Fund within 30 days without a sales charge, excluding the U.S. Government Money Fund. Reinvestment into the same Fund within 30 days is considered a Owash saleO by the IRS and cannot be declared as a capital loss or gain for tax purposes.

MOVING ASSETS FROM ANOTHER MUTUAL FUND GROUP

You may purchase shares without a sales charge with the



20 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
================================================================================
proceeds of a redemption made within three months from another mutual fund group not managed by Van Eck or its affiliates. The shares redeemed must have paid an initial sales charge in a Class A fund. Also, the financial representative of record must be the same on the Van Eck Fund account as for the other mutual fund redeemed.

FOR CLASS B AND C SHARES
DEATH OR DISABILITY
The redemption sales charge may be waived upon (1) death or (2) disability as defined by the Internal Revenue Code.

CERTAIN RETIREMENT DISTRIBUTIONS
The redemption sales charge may be waived for lump sum or other distributions from IRA, Keogh, and 403(b) accounts following retirement or at age 70 1/2. It is also waived for distributions from qualified pension or profit sharing plans after employment termination after age 55. In addition, it is waived for shares redeemed as a tax-free return of an excess contribution.

4. HOUSEHOLDING OF REPORTS AND PROSPECTUSES

If more than one member of your household is a Van Eck Global shareholder, beginning in 2001, new regulations allow us to mail single copies of your shareholder reports, prospectuses and prospectus supplements to a shared address for multiple shareholders. For example, a husband and wife with separate accounts in the same fund who have the same shared address generally receive two separate envelopes containing the same report or prospectus. Under the new system, known as "householding," only one envelope containing one copy of the same report or prospectus will be mailed to the shared address for the household. This new system will not affect the delivery of individual transaction confirmations, account statements, and annual tax information, which will continue to be mailed separately to each shareholder. You may benefit from this new system in two ways, a reduction in mail you receive and a reduction in fund expenses due to lower fund printing and mailing costs. However, if you prefer to continue to receive separate shareholder reports and prospectuses for each shareholder living in your household now or at any time in the future, please call Account Assistance at 1-800-544-4653.


                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 21

===============================================================================
5. RETIREMENT PLANS

Fund shares may be invested in tax-advantaged retirement plans sponsored by Van Eck or other financial organizations. Retirement plans sponsored by Van Eck use State Street Bank and Trust Company (formerly known as Investors Fiduciary Trust Company) as custodian and must receive investments directly by check or wire using the appropriate Van Eck retirement plan application. Confirmed trades through a broker or agent cannot be accepted. To obtain applications and helpful information on Van Eck retirement plans, contact your broker or agent or Account Assistance.

RETIREMENT PLANS SPONSORED BY VAN ECK:

IRA
Roth IRA

Education IRA
SEP IRA

403(b)(7)
Qualified (Pension and Profit Sharing) Plans


6. TAXES

TAXATION OF DIVIDEND OR CAPITAL GAIN DISTRIBUTIONS YOU RECEIVE
For tax-reportable accounts, distributions are normally taxable even if they are reinvested. Distributions of dividends and short-term capital gains are taxed as ordinary income. Distributions of long-term capital gains are taxed at capital gain rates.

TAXATION OF SHARES YOU SELL
For tax-reportable accounts, when you redeem your shares you may incur a capital gain or loss on the proceeds. The amount of gain or loss, if any, is the difference between the amount you paid for your shares (including reinvested distributions) and the amount you receive from your redemption. Be sure to keep your regular statements; they contain the information necessary to calculate the capital gain or loss. If you redeem shares from an eligible account, you will receive an Average Cost Statement in February to assist you in your tax preparations.

An exchange of shares from one Fund to another will be treated as a sale of Fund shares. It is therefore a taxable event.

NON-RESIDENT ALIENS
Distributions of dividends and short-term capital gains, if any, made to non-resident aliens are subject to a 30% withholding tax (or lower tax treaty rates for certain countries). The Internal Revenue Service considers these distributions U.S. source income. Currently, the Fund is not required to withhold tax from long-term capital gains or redemption proceeds.


22 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
===============================================================================

7. DIVIDENDS AND CAPITAL GAINS

If declared, dividend and capital gain distributions are generally paid on the last business day of the month of declaration. See your tax adviser for details. Short-term capital gains are treated like dividends and follow that schedule. Occasionally, a distribution may be made outside of the normal schedule.


DIVIDEND AND CAPITAL GAIN SCHEDULE


 FUND                          DIVIDENDS AND SHORT-TERM       LONG-TERM
                               CAPITAL GAINS                  CAPITAL GAINS


 Global Hard Assets Fund       June/December                  December



DIVIDEND AND CAPITAL GAIN REINVESTMENT PLAN

Dividends and/or capital gains are automatically reinvested into your account without a sales charge, unless you elect a cash payment. You may elect cash payment either on your original Account Application, or by calling Account Assistance at 1-800-544-4653.

DIVMOVE
You can have your cash dividends from a Class A Fund automatically invested in another Class A fund. Dividends are invested on the payable date, without a sales charge. For details and an Application, call Account Assistance.




                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 23

================================================================================

8. MANAGEMENT OF THE FUNDS

[REPRESENTATION OF BOXED TEXT ASSOCIATED WITH FLOW CHART]


                               INVESTMENT ADVISER
                                AND ADMINISTRATOR
                         Van Eck Associates Corporation,
                                 99 Park Avenue
                               New York, NY 10016,
                               manages investment
                             operations of the Fund.


                              INDEPENDENT AUDITORS
                               Ernst & Young LLP,
                               787 Seventh Avenue,
                               New York, NY 10019,
                            provides audit services,
                          consultation and advice with
                              respect to financial
                           information in the Trust's
                           filings with the Securities
                            and Exchange Commission,
                           consults with the Trust on
                            accounting and financial
                         reporting matters and prepares
                            the Trust's tax returns.

                                    THE TRUST
                                "The Trust" is a
                                  Massachusetts
                            business trust consisting
                                 of the Van Eck
                               Fund listed in this
                            prospectus ("Fund"). The
                                Board of Trustees
                               manages the Fund's
                              business and affairs.


                                   DISTRIBUTOR
                  Van Eck Securities Corporation, 99 Park Ave.,
                     New York, NY 10016 distributes the Fund
                       and is wholly owned by the Adviser.


                                 TRANSFER AGENT
                    DST Systems, Inc., 210 West 10th Street,
                        8th Floor, Kansas City, MO 64105,
                      serves as the Fund's transfer agent.

                                    CUSTODIAN
                       State Street Bank and Trust Company
                               225 Franklin Street
                                Boston, MA 02110
                    holds Fund securities and settles trades.



24    VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                III. SHAREHOLDER INFORMATION
===============================================================================

INFORMATION ABOUT FUND MANAGEMENT
INVESTMENT ADVISER

VAN ECK ASSOCIATES CORPORATION, 99 Park Avenue, New York, NY 10016, (the "Adviser") serves as investment adviser to the Fund. Van Eck has been an investment adviser since 1955 and also acts as adviser or sub-adviser to other mutual funds registered with the SEC as well as managing and advising other accounts and pension plans.

FEES PAID TO THE ADVISER: Global Hard Assets Fund pays the Adviser a monthly fee at the rate of 1% of average daily net assets, which includes accounting and administrative services provided to the Fund.

PORTFOLIO MANAGER

GLOBAL HARD ASSETS FUND: DEREK S. VAN ECK.
Mr. van Eck is Director of Global Investments and President of the Adviser. Mr. van Eck serves as a Trustee and officer of the Trust and a Trustee, officer and/or portfolio manager of other mutual funds advised or sub-advised by the Adviser. He has 15 years of experience in investing as a manager and analyst.


 VAN ECK FUNDS ANNUAL 12b-1 SCHEDULE
 expressed in basis points (bps)*

                         FEE TO FUND       PAYMENT
                                          TO DEALER

 GLOBAL HARD ASSETS FUND-A    50 bps        25 bps
 GLOBAL HARD ASSETS FUND-B   100 bps        25 bps
 GLOBAL HARD ASSETS FUND-C   100 bps       100 bps**

* A basis point (bp) is a unit of measure in the financial industry. One bpequals .01 of 1% (1% = 100 bps).

** Class C payment to brokers or agents begins to accrue after the 12th month following the purchase trade date. Each purchase must age that long or there is no payment.



PLAN OF DISTRIBUTION (12b-1 PLAN)
The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Act. Of the amounts expended under the plan for the fiscal year ended December 31, 2000 for all Funds, approximately 71% was paid to Brokers and Agents who sold shares or serviced accounts of Fund shareholders. The remaining 29% was retained by the Distributor to pay expenses such as printing and mailing prospectuses and sales material. Because these fees are paid out of the Fund's assets on an on-going basis over time, these fees may cost you more than paying other types of sales charges.

For a complete description of the Plan of Distribution, please see "Plan of Distribution" in the SAI.

THE TRUST
For more information on the Trust, the Trustees and the officers of the Trust, see "The Trust" and "Trustees and Officers" in the SAI.

EXPENSES
The Fund bears all expenses of its operations other than those incurred by the Adviser or its affiliate under the Advisory Agreement with the Trust. Many of these expenses are shown in tables in Chapter I, "The Fund," or in Chapter IV, "Financial Highlights." For a more complete description of Fund expenses, please see "Expenses" in the SAI.



                                        VAN ECK GLOBAL HARD ASSETS PROSPECTUS 25

IV. FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998, 1997, and 1996 were audited by other auditors, whose report indicated an unqualified opinion.


GLOBAL HARD ASSETS FUND





 FINANCIAL HIGHLIGHTS
 FOR A CLASS A SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                  YEAR ENDED DECEMBER 31,
                                                     2000                  1999            1998             1997          1996
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD                           $    12.01         $    10.34          $    15.50       $    14.42       $    10.68
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)                         0.08               0.07                0.10             0.05             0.15
 Net Gain (Loss) on
  Investments (both Realized and Unrealized)          0.99               1.65               (5.09)            2.01             4.70
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                     1.07               1.72               (4.99)            2.06             4.85
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from
  Net Investment Income                                 --              (0.01)              (0.15)           (0.02)           (0.14)
 Net Distributions from
  Capital Gains                                         --                 --               (0.02)           (0.96)           (0.95)
 Tax Return of Capital                                  --              (0.04)                 --               --            (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Dividends & Distributions                        --              (0.05)              (0.17)           (0.98)           (1.11)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  End of Period                                 $    13.08         $    12.01          $    10.34       $    15.50       $    14.42
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return (b)                                     8.91%             16.64%             (32.25)%          14.29%           45.61%

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTARY DATA
 Net Assets, End of Period (000)                $   13,581         $   17,757          $   22,969       $   61,341       $   27,226
 Ratio of Gross Expenses
  to Average Net Assets                               2.52%              2.89%               2.11%            2.00%            2.63%
 Ratio of Net Expenses to Average
  Net Assets (net of investment expense) (c)          2.00%(e)           2.00%(e)            2.00%            1.97%            0.72%
 Ratio of Net Investment Income (Loss)
  to Average Net Assets                               0.49%(e)           0.49%(e)            0.58%            0.36%            1.45%
 Portfolio Turnover Rate                             91.27%            195.00%             167.79%          118.10%          163.91%


(a)  Commencement of offering.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(d) Annualized.

(e) For the years ended 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for both years, for Class A are 0.43% and 0.84%, respectively; Class B 0.51% and 1.03%, respectively; and Class C 0.98% and 1.39%, respectively.

26 VAN ECK GLOBAL HARD ASSETS PROSPECTUS

                                                  IV. FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998, 1997, and 1996 were audited by other auditors, whose report indicated an unqualified opinion.


GLOBAL HARD ASSETS FUND





 FINANCIAL HIGHLIGHTS
 FOR A CLASS B SHARE OUTSTANDING THROUGHOUT EACH PERIOD:



                                                                                                                  FOR THE PERIOD
                                                              YEAR ENDED DECEMBER 31,                            APRIL 24, 1996(a)
                                                   2000           1999               1998            1997        DECEMBER 31, 1996
                                             -------------------------------------------------------------------------------------
NET ASSET VALUE,
  BEGINNING OF PERIOD                        $    12.00       $    10.37         $    15.60      $    14.50         $   12.55
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)                     (0.02)           (0.03)              0.01           (0.01)             0.11
 Net Gain (Loss) on
  Investments (both Realized and Unrealized)       1.00             1.66              (5.08)           2.00              2.95
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                  0.98             1.63              (5.07)           1.99              3.06
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from
  Net Investment Income                              --               --              (0.14)             --             (0.14)
 Net Distributions from
  Capital Gains                                      --               --              (0.02)          (0.89)            (0.95)
 Tax Return of Capital                               --               --                 --              --             (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Dividends & Distributions                     --               --              (0.16)          (0.89)            (1.11)
 ----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  End of Period                              $    12.98       $    12.00         $    10.37      $    15.60          $  14.50
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return (b)                                  8.17%           15.72%            (32.55)%         13.72%            24.55%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTARY DATA
 Net Assets, End of Period (000)             $    3,438       $    5,029         $    5,580      $   10,541          $  1,806
 Ratio of Gross Expenses
  to Average Net Assets                            3.35%            3.79%              2.81%           2.73%             3.27%(d)
 Ratio of Net Expenses to Average
  Net Assets (net of interest expense)(c)          2.75%(e)         2.71%(e)           2.50%           2.50%             1.64%(d)
 Ratio of Net Investment Income (Loss)
  to Average Net Assets                           (0.23)%(e)       (0.23)%(e)          0.12%          (0.13)%            0.53%(d)
 Portfolio Turnover Rate                          91.27%          195.00%            167.79%         118.10%           163.91%


(a) Commencement of offering.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement.

(d) Annualized.

(e) For the years ended 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for both years, for Class A are 0.43% and 0.84%, respectively; Class B 0.51% and 1.03%, respectively; and Class C 0.98% and 1.39%, respectively.

                                      VAN ECK GLOBAL HARD ASSETS PROSPECTUS  27

                                                  IV. FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). Information for the years ended December 31, 2000 and 1999 have been audited by Ernst & Young LLP, whose report, along with the Fund's financial statements are included in the Fund's annual report, which is available upon request. Information for the years ended December 31, 1998, 1997, and 1996 were audited by other auditors, whose report indicated an unqualified opinion.


GLOBAL HARD ASSETS FUND





 FINANCIAL HIGHLIGHTS
 FOR A CLASS C SHARE OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                                    YEAR ENDED DECEMBER 31,
                                                       2000              1999                 1998            1997         1996
                                                   ---------------------------------------------------------------------------------
 NET ASSET VALUE,
  BEGINNING OF PERIOD                              $   12.04          $   10.40          $   15.64       $   14.52       $   10.76
-----------------------------------------------------------------------------------------------------------------------------------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss)                          (0.02)             (0.03)              0.01           (0.01)           0.11
 Net Gain (Loss) on
  Investments (both Realized and Unrealized)            0.99               1.67              (5.09)           2.00            4.73
-----------------------------------------------------------------------------------------------------------------------------------
 Total from Investment Operations                       0.97               1.64              (5.08)           1.99            4.84
-----------------------------------------------------------------------------------------------------------------------------------
 LESS DIVIDENDS AND DISTRIBUTIONS
 Dividends from
  Net Investment Income                                   --                 --              (0.14)             --           (0.11)
 Net Distributions from
  Capital Gains                                           --                 --              (0.02)          (0.87)          (0.95)
 Tax Return of Capital                                    --                 --                 --              --           (0.02)
-----------------------------------------------------------------------------------------------------------------------------------
 Total Dividends & Distributions                          --                 --              (0.16)          (0.87)          (1.08)
-----------------------------------------------------------------------------------------------------------------------------------
 NET ASSET VALUE,
  End of Period                                    $   13.01          $   12.04          $   10.40       $   15.64       $   14.52
-----------------------------------------------------------------------------------------------------------------------------------
 Total Return (b)                                       8.06%             15.77%            (32.53)%         13.71%          45.18%
-----------------------------------------------------------------------------------------------------------------------------------
 RATIOS/SUPPLEMENTARY DATA
 Net Assets, End of Period (000)                   $   2,697          $   3,223          $   4,011       $   8,698       $   1,935
 Ratio of Gross Expenses
  to Average Net Assets                                 3.82%              4.15%              3.00%           2.94%           6.02%
 Ratio of Net Expenses to Average
  Net Assets (net of interest expense)(c)               2.75%(e)           2.71%(e)           2.50%           2.50%           1.31%
 Ratio of Net Investment Income (Loss)
  to Average Net Assets                                (0.23)%(e)         (0.22)%(e)          0.11%          (0.15)%          0.84%
 Portfolio Turnover Rate                               91.27%            195.00%            167.79%         118.10%         163.91%


(a) Commencement of offering.

(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of dividends and distributions at net asset value during the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.

(c) After expenses reduced by a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement

(d) Annualized.

(e) For the years ended 2000 and 1999, the net effect of reductions due to a custodian fee, directed brokerage and/or Advisory expense reimbursement arrangement, for both years, for Class A are 0.43% and 0.84%, respectively; Class B 0.51% and 1.03%, respectively; and Class C 0.98% and 1.39% respectively.

28    VAN ECK GLOBAL HARD ASSETS PROSPECTUS

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